Exhibit 31.4

Certification of Chief Financial Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Richard Russell, certify that:

1. I have reviewed this annual report on Form 10-K/A of LM Funding America, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Richard Russell
April 30, 2025	Richard Russell
Chief Financial Officer
(Principal Financial and Accounting Officer)